Second Quarter 2026 Earnings Presentation and Business Update May 5, 2026

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Q2 2026 Results & Business Updates 1. See non-GAAP reconciliation in appendix. 702 656 731 Q2 2025 Q1 2026 Q2 2026 +11% -50 15 -124 Q2 2025 Q1 2026 Q2 2026 -927% 116 69 81 Q2 2025 Q1 2026 Q2 2026 +17% 2.04 0.83 1.23 Q2 2025 Q1 2026 Q2 2026 +48% Net Sales $M Net Income/(Loss) $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share -1.46 0.44 -3.65 Q2 2025 Q1 2026 Q2 2026 -930% Diluted EPS/(Loss) Per Share $/share Net sales, Adjusted EBITDA and Adjusted EPS all increased sequentially from our first quarter Organic volume up 5% compared to prior year with growth from both the Electrical and S&I segments Continued productivity improvements driven by the Atkore Business System Completed two divestitures in April - HDPE Pipe & Conduit business in the U.S. and surface protection and powder coating business in Belgium Entered into agreements to settle two of the three putative classes related to the PVC Pipe Antitrust Litigation; Q2 results reflect the after-tax impact from these settlements Maintaining our fiscal 2026 outlook for Adjusted EBITDA & Adjusted EPS Business Updates

4© Atkore Q2 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net Sales. ($’s in millions) Q2 2026 Q2 2025 Y/Y Change Y/Y % Change Net Sales $731.4 $701.7 $29.7 4.2% Operating Income $10.4 ($51.8) $62.2 120.0% Net (Loss)/Income ($124.1) ($50.1) ($74.0) (147.7%) Adjusted EBITDA1 $81.1 $116.4 ($35.3) (30.3%) Adjusted EBITDA Margin2 11.1% 16.6% (550 bps) - Tax Rate 21.8% 24.7% 290 bps - Net (Loss)/Income Per Share (Diluted) ($3.65) ($1.46) ($2.19) (150.0%) Adjusted Diluted EPS1 $1.23 $2.04 ($0.81) (39.7%)

5© Atkore Consolidated Atkore Bridges 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. 2. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge2 Net Sales BridgeQ2 2026 $32 $10 $13 2025 Volume/Mix Price Divestiture $0 Other1 2026 $702M $731M $5 $10 $62 $1 $11 2025 Volume/Mix Price Cost Changes Divestiture Other1 2026 $116M $81M Net Sales % Change Adjusted Diluted EPS Bridge2 Volume/Mix 4.6% Price 1.5% Divestiture (1.8%) Other1 (0.1%) Total 4.2% $2.04 $1.23 $0.74 $0.01 $0.01 $0.09 2025 Quarterly Results Divestiture Share Count Other1 2026

Key Product Area Trends & Portfolio Update

Atkore

FY 2026 YTD Net Sales by Key Product Area[1]		Year-over-Year Volume/Mix % Change: FY 2026 YTD vs. FY 2025 YTD	Year-over-Year Volume/Mix % Change: FY 2025 YTD vs. FY 2024 YTD	Product Area Trends & Portfolio Updates
Metal Framing, Cable Management & Construction Services	27%	**+ LSD%**	+ HSD%	▴ Strong sequential growth led by international construction services ▴ Continue to expect ramp in project and data center related demand
Plastic Pipe, Conduit & Fittings	22%	**+ HSD%**	- MSD%	▴ PVC conduit supporting data center, commercial and industrial end markets
Metal Electrical Conduit & Fittings	22%	**+ MSD%**	Flat	▴ Growth from steel and specialty conduit products ▴ Monitoring ongoing market dynamics e.g. tariffs, imports, etc.
Electrical Cable & Flexible Conduit	17%	**- MSD%**	+ LSD%	▴ End-market exposure for cable products has been challenged
Mechanical Tube & Other	12%	**+ DD%**	- DD%	▴ Strong growth attributable to solar product volumes offset by intentional reductions in certain Mechanical Tube markets
	$1,387M	**+ 3.5%**	Flat	

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1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

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7© Atkore Segment Results Q2 Net Sales Bridge Q2 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q2 2026 Q2 2025 Y/Y Change Net Sales $532.5 $492.7 8.1% Adjusted EBITDA $74.4 $90.9 (18.2%) Adjusted EBITDA Margin 14.0% 18.5% (450 bps) ($’s in millions) Q2 2026 Q2 2025 Y/Y Change Net Sales $199.1 $209.3 (4.9%) Adjusted EBITDA $17.3 $36.1 (52.1%) Adjusted EBITDA Margin 8.7% 17.2% (850 bps) 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. $28 $7 $3 $8 2025 Volume/Mix Price Divestiture Other1 2026 $493M $533M $4 $4 $10 $8 2025 Volume/Mix Price Divestiture Other1 2026 $209M $199M

8© Atkore FY26 YTD Cash Bridge $M Cash & Balance Sheet Summary $19 $46 $26 $18 $22 $8 FY25 YE Cash Balance Cash Flow From Operating Activities March AR Receipts Timing Capital Expenditures Divestiture Dividend Payment Net Other Uses of Cash FY26 YTD Cash Balance $507M $442M $325 $400 $373 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 FY 2032 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes Debt Maturity Profile $M

Updated FY 2026 Outlook

FY 2026 Outlook underpinned by anticipated mid-single digit percentage volume growth in FY 2026

Outlook Summary

Outlook Items for Consolidated Atkore	FY 2026 Outlook	Updates to FY 2026 Outlook Midpoint	FY 2026 Comments & Perspective
Net Sales	$2.90B – $2.95B	Removes 2H HDPE	• Reduction reflects ~($75M) from 2H for HDPE and Belgium divestiture; • Tectron divestiture impact reflected at end of Q1 • We expect Q3 operating results to increase sequentially versus Q2, and Q4 to be slightly higher than Q3 • Tax rate for Adj. EPS expected to be in range of 22-24% in the 2H
Adjusted EBITDA[1]	$340M – $360M	N/A	
Adjusted Diluted EPS[1]	$5.05 – $5.55	N/A	
Interest Expense	$31M - $34M	N/A	
Capital Expenditures	$80M – $90M	N/A	

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2026 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

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10© Atkore Atkore’s Strategic Focus – Today and Tomorrow Drive operational excellence with the Atkore Business System Meet secular demand for expected growth in core electrical end markets Maintain strong financial profile focusing on shareholder returns Prioritize portfolio of domestically manufactured electrical infrastructure products FEBRUARY 2025 Divested Northwest Polymers Significant progress underway to achieve strategic priorities DECEMBER 2025 Divested Tectron Tube MARCH 2026 Exited 3 manufacturing facilities APRIL 2026 Divested HDPE business APRIL 2026 Divested surface protection and powder coating business in Belgium ONGOING Implementing 80/20 initiatives within certain product categories Decisive actions to enable future shareholder value creation

11© Atkore Appendix

12© Atkore Segment Information

13© Atkore Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Consolidated Atkore Inc. Three months ended (in thousands, except per share data) March 27, 2026 December 26, 2025 March 28, 2025 Net income $ (124,073) $ 15,034 $ (50,057) Stock-based compensation 12,848 4,020 7,713 Intangible asset amortization 6,282 6,310 10,166 (Gain) Loss on sale of business — (2,275) 6,101 Accelerated depreciation (b) 9,739 8,165 — Loss on assets held for sale 25,664 — 281 Impairment of assets 11,553 — 127,733 Restructuring (c) 4,128 — — Transaction costs (c) 4,020 — — Litigation settlement expense 136,500 — — Other (a) 4,745 1,086 2,822 Pre-tax adjustments to net income 215,479 17,306 154,816 Tax effect (49,560) (4,327) (38,704) Additional tax expense related to divestiture of a business — — 3,946 Adjusted net income $ 41,846 $ 28,013 $ 70,001 Weighted-average diluted common shares outstanding 33,959 33,905 34,290 Net income per diluted share $ (3.65) $ 0.44 $ (1.46) Adjusted net income per diluted share $ 1.23 $ 0.83 $ 2.04 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives. (b) Additional depreciation related to plant closures. (c) Beginning in the second quarter of fiscal 2026, restructuring charges and transaction costs will be included as adjustments to adjusted net income. These charges have historically been included as adjustments to adjusted EBITDA.

14© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc.

15© Atkore Total Debt to Net Debt Consolidated Atkore Inc.

16© Atkore Total Debt to Net Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) March 27, 2026 December 26, 2025 September 30, 2025 June 27, 2025 March 28, 2025 December 27, 2024 Short-term debt and current maturities of long-term debt $ 3,730 $ 3,730 $ 3,730 $ — $ — $ — Long-term debt 756,911 757,323 756,802 764,387 765,913 765,375 Total debt 760,641 761,053 760,532 764,387 765,913 765,375 Less cash and cash equivalents 442,336 443,771 506,699 331,017 $ 330,385 310,444 Net debt $ 318,305 $ 317,282 $ 253,833 $ 433,370 $ 435,528 $ 454,931 TTM Adjusted EBITDA (a) $ 321,035 $ 356,390 $ 386,356 $ 455,629 $ 561,833 $ 657,338 Total debt/TTM Adjusted EBITDA 2.4 x 2.1 x 2.0 x 1.7 x 1.4 x 1.2 x Net debt/TTM Adjusted EBITDA 1.0 x 0.9 x 0.7 x 1.0 x 0.8 x 0.7 x (a) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to Form 8-K filed on February 3, 2026, November 26, 2025, August 5, 2025, May 6, 2025, February 4, 2025.

17© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Six months ended (in thousands) March 27, 2026 March 28, 2025 Net cash provided by operating activities $ (27,231) $ 160,941 Capital expenditures (26,226) (63,635) Free Cash Flow $ (53,457) $ 97,306

18© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted B Billion Capex Capital Expenditures CY Calendar Year DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPD Environmental Product Declaration EPS Earnings Per Share ESG Environment, Social, and Governance Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year HDPE High Density Polyethylene HSD% High Single Digit Percentage IRA Inflation Reduction Act K Thousand Abbreviation Description LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage N/A Not Applicable PVC Polyvinyl Chloride Q1 First Fiscal Quarter Q2 Second Fiscal Quarter Q3 Third Fiscal Quarter Q4 Fourth Fiscal Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months UK United Kingdom U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

19© Atkore atkore.com